Exhibit 99.4

0 ∎

INDEPENDENCE REALTY TRUST, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF INDEPENDENCE REALTY TRUST, INC.

The undersigned hereby appoints Scott F. Schaeffer, Farrell M. Ender and James J. Sebra, and each of them, acting individually, as proxies for the undersigned, each with the power to appoint such proxy’s substitute, and hereby authorizes them, or either of them, to vote all of the shares of common stock of Independence Realty Trust, Inc. (“IRT”) held of record by the undersigned on [     ], 2021 at the Special Meeting of Stockholders of IRT, to be held at [        ]. on [     ], [    ], 2021 at 1835 Market Street, Suite 2601, Philadelphia, PA 19103, and at any and all adjournments or postponements thereof as set forth on the reverse side hereof.

The Board of Directors of IRT recommends that stockholders vote FOR approval of the issuance of IRT common stock in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of July 26, 2021, by and among IRT, Independence Realty Operating Partnership, LP, IRSTAR Sub, LLC, Steadfast Apartment REIT, Inc. and Steadfast Apartment REIT Operating Partnership, L.P. (the “Merger Issuance Proposal”), and FOR the approval of one or more adjournments of the IRT special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the Merger Issuance Proposal.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If properly executed, but no direction is made, this Proxy will be voted FOR proposals 1 and 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

(Continued and to be signed on the reverse side)

∎ 1.1	14475 ∎

SPECIAL MEETING OF STOCKHOLDERS OF

INDEPENDENCE REALTY TRUST, INC.

[         ], 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EDT the day before the speical meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2021: The notice of special meeting and proxy statement are available at [ ]
i Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. i

∎ 00030030000000000000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR FOR PROPOSALS 1 AND 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

1.  To approve the issuance of Independence Realty Trust, Inc. (“IRT”) common stock in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of July 26, 2021, by and among IRT, Independence Realty Operating Partnership, LP, IRSTAR Sub, LLC, Steadfast Apartment REIT, Inc. and Steadfast Apartment REIT Operating Partnership, L.P. (the “Merger Issuance Proposal”).

2.  To approve one or more adjournments of the IRT special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the Merger Issuance Proposal.

	FOR ☐ ☐	AGAINST ☐ ☐	ABSTAIN ☐ ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ∎	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎

SPECIAL MEETING OF STOCKHOLDERS OF

INDEPENDENCE REALTY TRUST, INC.

[            ], 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [             ], 2021:

The notice of special meeting and proxy statement

are available at [             ]

Please mark, sign, date and

mail your proxy card

promptly in the enclosed

envelope.

Please detach along perforated line and mail in the envelope provided.

∎ 00030030000000000000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR FOR PROPOSALS 1 AND 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

1.  To approve the issuance of Independence Realty Trust, Inc. (“IRT”) common stock in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of July 26, 2021, by and among IRT, Independence Realty Operating Partnership, LP, IRSTAR Sub, LLC, Steadfast Apartment REIT, Inc. and Steadfast Apartment REIT Operating Partnership, L.P. (the “Merger Issuance Proposal”).

2.  To approve one or more adjournments of the IRT special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the Merger Issuance Proposal.

	FOR ☐ ☐	AGAINST ☐ ☐	ABSTAIN ☐ ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ∎	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎